UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  May 30, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21930                77-0340829
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)



        542 Flynn Road, Camarillo, California                      93012
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 5. - OTHER EVENTS.

     Since the end of the Company's first quarter ended March 31, 2003, the Company has spent $2,793,000 repurchasing 548,100 shares of its common stock in accordance with its previously approved stock repurchase program. The largest repurchase occurred on May 30, 2003, where the Company spent $2,450,000 repurchasing 490,000 shares of its common stock. The Company intends to retire all common shares repurchased.


ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits. None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIOSOURCE INTERNATIONAL, INC.



June 3, 2003                           /s/ Charles C. Best
                                       -----------------------------
                                       Charles C. Best
                                       Chief Financial Officer